Exhibit 99.2

Proposed Merger overview April 11, 2019 carter validus mission critical reit carter validus mission critical reit II

Forward-Looking Statement and Non-GAAP Measures
DISCLAIMER Certain statements
NON-GAPP Measures

Transaction Summary

Transaction Summary

Anticipated Transaction Benefits

Anticipated Transaction Benefits

Pro Forma company: Increased Size and Scale

Pro forma company: enhanced Asset Mix

Pro forma company: enhanced Asset Mix

Pro forma company: greater tenant Diversity

Pro forma company: greater geographic Diversity

Pro forma company: greater geographic Diversity

pro forma company: Strong capital structure

Highlights of the merger process

Estimated merger Timeline

key transaction takeaways

carter validus